Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS: That the undersigned officer and/or director of Tim Hortons Inc. (the “Company”), which is about to file a Form 10-K with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, hereby constitutes and appoints Donald B. Schroeder and Jill E. Aebker, signing singly, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Form 10-K, any and all amendments and documents related thereto, and to file the same, and all exhibits thereto, and other documents relating thereto, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and substitute or substitutes full power and authority to do each and every act and thing requested and necessary to be done in and about the premises as fully to all intents and purposes as he or she might do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and substitute or substitutes may lawfully do and seek to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 9th day of March, 2007.

/s/ M. SHAN ATKINS
M. Shan Atkins, Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS: That the undersigned officer and/or director of Tim Hortons Inc. (the “Company”), which is about to file a Form 10-K with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, hereby constitutes and appoints Donald B. Schroeder and Jill E. Aebker, signing singly, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Form 10-K, any and all amendments and documents related thereto, and to file the same, and all exhibits thereto, and other documents relating thereto, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and substitute or substitutes full power and authority to do each and every act and thing requested and necessary to be done in and about the premises as fully to all intents and purposes as he or she might do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and substitute or substitutes may lawfully do and seek to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 9th day of March, 2007.

/s/ MICHAEL J. ENDRES
Michael J. Endres, Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS: That the undersigned officer and/or director of Tim Hortons Inc. (the “Company”), which is about to file a Form 10-K with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, hereby constitutes and appoints Donald B. Schroeder and Jill E. Aebker, signing singly, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Form 10-K, any and all amendments and documents related thereto, and to file the same, and all exhibits thereto, and other documents relating thereto, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and substitute or substitutes full power and authority to do each and every act and thing requested and necessary to be done in and about the premises as fully to all intents and purposes as he or she might do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and substitute or substitutes may lawfully do and seek to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 3rd day of March, 2007.

/s/ FRANK IACOBUCCI
Frank Iacobucci, Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS: That the undersigned officer and/or director of Wendy’s International, Inc. (the “Company”), which is about to file a Form 10-K with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, hereby constitutes and appoints Donald B. Schroeder and Jill E. Aebker, signing singly, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Form 10-K, any and all amendments and documents related thereto, and to file the same, and all exhibits thereto, and other documents relating thereto, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and substitute or substitutes full power and authority to do each and every act and thing requested and necessary to be done in and about the premises as fully to all intents and purposes as he or she might do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and substitute or substitutes may lawfully do and seek to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 9th day of March, 2007.

/s/ DAVID P. LAUER
David P. Lauer, Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS: That the undersigned officer and/or director of Tim Hortons Inc. (the “Company”), which is about to file a Form 10-K with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, hereby constitutes and appoints Donald B. Schroeder and Jill E. Aebker, signing singly, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Form 10-K, any and all amendments and documents related thereto, and to file the same, and all exhibits thereto, and other documents relating thereto, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and substitute or substitutes full power and authority to do each and every act and thing requested and necessary to be done in and about the premises as fully to all intents and purposes as he or she might do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and substitute or substitutes may lawfully do and seek to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 9th day of March, 2007.

/s/ JOHN A. LEDERER
John A. Lederer, Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS: That the undersigned officer and/or director of Tim Hortons Inc. (the “Company”), which is about to file a Form 10-K with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, hereby constitutes and appoints Donald B. Schroeder and Jill E. Aebker, signing singly, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Form 10-K, any and all amendments and documents related thereto, and to file the same, and all exhibits thereto, and other documents relating thereto, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and substitute or substitutes full power and authority to do each and every act and thing requested and necessary to be done in and about the premises as fully to all intents and purposes as he or she might do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and substitute or substitutes may lawfully do and seek to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 6th day of March, 2007.

/s/ DAVID H. LEES
David H. Lees, Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS: That the undersigned officer and/or director of Tim Hortons Inc. (the “Company”), which is about to file a Form 10-K with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, hereby constitutes and appoints Donald B. Schroeder and Jill E. Aebker, signing singly, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Form 10-K, any and all amendments and documents related thereto, and to file the same, and all exhibits thereto, and other documents relating thereto, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and substitute or substitutes full power and authority to do each and every act and thing requested and necessary to be done in and about the premises as fully to all intents and purposes as he or she might do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and substitute or substitutes may lawfully do and seek to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 8th day of March, 2007.

/s/ J. RANDOLPH LEWIS
J. Randolph Lewis, Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS: That the undersigned officer and/or director of Tim Hortons Inc. (the “Company”), which is about to file a Form 10-K with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, hereby constitutes and appoints Donald B. Schroeder and Jill E. Aebker, signing singly, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Form 10-K, any and all amendments and documents related thereto, and to file the same, and all exhibits thereto, and other documents relating thereto, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and substitute or substitutes full power and authority to do each and every act and thing requested and necessary to be done in and about the premises as fully to all intents and purposes as he or she might do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and substitute or substitutes may lawfully do and seek to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 6th day of March, 2007.

/s/ CRAIG S. MILLER
Craig S. Miller, Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS: That the undersigned officer and/or director of Tim Hortons Inc. (the “Company”), which is about to file a Form 10-K with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, hereby constitutes and appoints Donald B. Schroeder and Jill E. Aebker, signing singly, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Form 10-K, any and all amendments and documents related thereto, and to file the same, and all exhibits thereto, and other documents relating thereto, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and substitute or substitutes full power and authority to do each and every act and thing requested and necessary to be done in and about the premises as fully to all intents and purposes as he or she might do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and substitute or substitutes may lawfully do and seek to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 6th day of March, 2007.

/s/ WAYNE C. SALES
Wayne C. Sales, Director